SUPPLEMENT Dated July 17, 2013
To the Current Prospectus

GoldenSelect DVA Series 100	ING GoldenSelect Premium Plus
GoldenSelect Value	featuring the Galaxy VIP Fund
ING GoldenSelect Access One	ING GoldenSelect Legends
ING GoldenSelect DVA	Wells Fargo ING Landmark
ING GoldenSelect Generations	Wells Fargo ING Opportunities

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

Important Information Regarding an Upcoming Fund Reorganization. Please note, the following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING Pioneer
Mid Cap Value Portfolio:

The Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING Pioneer Mid Cap Value
Portfolio (the “Merging Portfolio”) with and into the ING Large Cap Value Portfolio (the “Surviving Portfolio”).
Subject to shareholder approval, the reorganization is expected to take place on or about September 6, 2013 (the
“Closing Date”), resulting in a shareholder of the Merging Portfolio becoming a shareholder of the Surviving
Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the Closing Date, you may reallocate your contract value in the Merging Portfolio to another investment portfolio currently available under the contract. This reallocation will neither count as a transfer for purposes of our
Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the
Merging Portfolio on the Closing Date will be placed in the Surviving Portfolio.

Unless you provide us with alternative allocation instructions, after the Closing Date all future allocations directed to the Merging Portfolio will be automatically allocated to the Surviving Portfolio. You may provide alternative instructions by calling our Customer Service Center at the number above.

Information about the ING Large Cap Value Portfolio. The following chart provides summary information for the Surviving Portfolio. More detailed information can be found in the current prospectus and Statement of
Additional Information for that fund.

Fund Name
Investment Adviser/Subadviser	Investment Objective
ING Large Cap Value Portfolio	Seeks long-term growth of capital and current
Investment Adviser: Directed Services LLC	income.
Investment Subadviser: ING Investment Management Co. LLC

All references in the prospectus to the Merging Portfolio and Surviving Portfolio are changed accordingly.

X.USAGW-13GW	July 2013